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                                                                    EXHIBIT 10.1

                  SMITH BARNEY DIVERSIFIED FUTURES FUND L.P. II
                    c/o Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

                                                                    May __, 1996

SMITH BARNEY INC.
390 Greenwich Street
New York, NY  10013

Re:  Customer Agreement

Gentlemen:

Reference is made to the Customer Agreement ("Customer Agreement") dated August 31, 1994, between Smith Barney Inc. and Smith Barney Diversified Futures Fund L.P. II. This letter sets forth our understanding with respect to the following amendment to the Customer Agreement:

1. The fourth sentence of Section 4 of the Customer Agreement shall be amended and restated to read as follows:

The Partnership will reimburse to SB from interest income the total amount of offering and organizational expenses (but not selling commissions) of the initial offering ($525,000) and the Continuous Offering in 1996, plus interest at the prime rate quoted by The Chase Manhattan Bank N.A.

2. SB and the Partnership agree that the parties shall have the right to offset any unrealized gains and losses on the Partnership's open positions and to net any open orders for the purchase or sale of any property of the Partnership.

3. All other provisions of the Customer Agreement remain unchanged.


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SMITH BARNEY INC.
May __, 1996
Page 2

If you agree to the foregoing, please return a signed copy of this letter to the undersigned.

                                              Sincerely,

                                              SMITH BARNEY DIVERSIFIED
                                              FUTURES
                                                  FUND L.P. II

                                              By:     Smith Barney Futures
                                                           Management Inc.

                                              its General Partner

                                              By:_____________________________
                                                   Name:
                                                   Title:

ACCEPTED AND AGREED to
this ____ day of May, 1996

SMITH BARNEY INC.

By:___________________________
      Name:
      Title: